Intangible assets, net	12 Months Ended
Mar. 31, 2024
Finite-Lived Intangible Assets, Net [Abstract]
Intangible assets, net
16.
Intangible assets, net

	As of March 31,
	2023	2024
	RMB	RMB
	(in millions)
User base and customer relationships	48,155	48,863
Trade names, trademarks and domain names	39,301	39,687
Non-compete agreements	12,636	11,815
Developed technology and patents	6,639	7,166
Licensed copyrights (Note 2(x)) and others	8,893	9,586
	115,624	117,117
Less: accumulated amortization and impairment	(68,711)	(90,167)
Net book value	46,913	26,950

During the years ended March 31, 2022, 2023 and 2024, the Company acquired intangible assets amounting to RMB1,000 million, RMB285 million and RMB602 million, respectively, in connection with business combinations, which were measured at fair value upon acquisition. Details of intangible assets acquired in connection with business combinations are included in Note 4.

During the year ended March 31, 2024, considered lower than expected profitability as a result of uncertainties in the market environment, the Company recognized impairment on intangible assets of RMB12,089 million primarily relating to trade names, trademarks and domain names originated from the acquisition of Sun Art, an asset group under All others segment. The fair value of the asset group is determined based on its market capitalization.

The estimated aggregate amortization expenses for each of the five succeeding fiscal years and thereafter are as follows:

Amounts
RMB
(in millions)
For the year ending March 31,
2025	7,699
2026	3,974
2027	3,281
2028	2,854
2029	2,010
Thereafter	7,132
26,950